Exhibit 99.01

LETTER OF TRANSMITTAL

to accompany
8¼% Senior Notes due 2012
of

PORTOLA PACKAGING, INC.

Tendered in Exchange for 8¼% Senior Notes due 2012

THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON           , 2004 (THE “EXPIRATION DATE”), UNLESS THE EXCHANGE OFFER IS EXTENDED BY
PORTOLA PACKAGING, INC. (“PORTOLA”) IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY
BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to:

U.S. Bank National Association

(the “Exchange Agent”)

as set forth below:

By Registered or Certified Mail,
Hand or Overnight Courier:
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107-2292
Mail Code: EP-MN-WS3C
Attention: Specialized Finance
Facsimile: (651) 495-8097

     Delivery to an address other than as set forth above, or transmission of instructions via a facsimile to a number other than as set forth above, will not constitute a valid delivery.

     For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 934-6802.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus dated          , 2004 (the “Prospectus”) of Portola, which, together with this Letter of Transmittal, constitutes Portola’s offer (the “Exchange Offer”) to exchange $1,000 in stated amount at maturity of a new series of 8¼% Senior Notes Due 2012 (the “Exchange Notes”) of Portola for each $1,000 in stated amount at maturity of outstanding 8¼% Senior Notes Due 2012 originally issued on January 23, 2004 (the “Outstanding Notes”) of Portola. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933 (the “Securities Act”), as amended, and, therefore, will not bear legends restricting the transfer thereof.

     This Letter of Transmittal is to be used by Holders (as defined below) if: (1) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (2) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as “Acting Holder”); or (3) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures described in Instruction 1 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in clause (2) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”). To tender Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     Unless the context requires otherwise, the term “Holder” for purposes of this Letter of Transmittal means: (1) any person in whose name Outstanding Notes are registered on the books of Portola or any other person who has obtained a properly completed bond power from the registered Holder or (b) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the certificate numbers of the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and stated amounts at maturity should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000

DESCRIPTION OF OUTSTANDING NOTES
(attach additional signed pages if necessary)

Aggregate Stated Amount
Name(s) and Address(es) of Registered Holder(s)		at Maturity Tendered (if less
(Please Complete)	Certificate Number(s)*	than all) **
Total Stated Amount at Maturity of Outstanding Notes:

*	Need not be completed by Holders tendering by book-entry transfer.

**	Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.

☐  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

     Holders who wish to tender their Outstanding Notes and (1) whose Outstanding Notes are not immediately available, or (2) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures described in Instruction 1 of this Letter of Transmittal and must also complete the Notice of Guaranteed Delivery.

☐  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Outstanding Notes:

Window Ticket No. (If Any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

DTC Book-Entry Account No.:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Transaction Code:

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Portola the above-described stated amount at maturity of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Portola all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Portola and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Portola will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Portola to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Portola) as more particularly set forth in the Prospectus, Portola may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Outstanding Notes represents to Portola that (1) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (2) neither the Holder of Outstanding Notes nor any such other person is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (3) it is not a broker-dealer tendering securities directly acquired from Portola for its own account and (4) neither the Holder nor any such other person is an “affiliate” of Portola or any Guarantor within the meaning of Rule 405 under the Securities Act or, if such Holder is such an “affiliate,” that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an “affiliate” of Portola within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

     For purposes of the Exchange Offer, Portola shall be deemed to have accepted validly tendered Outstanding Notes when, as, and if Portola has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement, dated as of January 23, 2004, by and among Portola, certain subsidiaries of Portola and the initial purchasers of the Outstanding Notes. If any tendered Outstanding Notes are not accepted for exchange pursuant to the

Exchange Offer for any reason or if Outstanding Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Outstanding Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors, and assigns.

     The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Portola upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under “Special Issuance Instruction,” please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Portola has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder(s) thereof if Portola does not accept for exchange any of the Outstanding Notes so tendered.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS OF WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Portola of such persons authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

(Authorized Signature(s))

Date:

Name(s):

(Please Print)

Capacity (full title):

(If Applicable)

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number(s))
(See Substitute Form W-9 Included Herewith)

(Area Code) Telephone Number:

PLEASE COMPLETE THE FORM W-9 HEREIN

SIGNATURE GUARANTEE
(See Instruction 3)

Certain signatures must be guaranteed by an eligible institution.

(Name of Eligible Institution Guaranteeing Signatures)

Address:

(Including Zip Code)

Authorized Signature:

Printed Name:

Title:

Date:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 4)

     To be completed ONLY if certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or issued to an address different from that shown in the box entitled “Description of Outstanding Notes” within this Letter of Transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.

Name:

Address:

                                (Including Zip Code / Please Print)

Address:

Taxpayer Identification
or Social Security Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 4)

     To be completed ONLY if certificates for the Exchange Notes issued pursuant to the Exchange Offer are sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or are to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:

Address:

                        (Including Zip Code / Please Print)

Address:

Taxpayer Identification
or Social Security Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal of facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. Portola may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to Portola.

     Holders who wish to tender their Outstanding Notes and (1) whose Outstanding Notes are not immediately available or (2) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) such tender must be made by or through an Eligible Institution (as defined in Instruction 3 below); (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the stated amount at maturity of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender these Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Portola in its sole discretion, which determination will be final and binding. Portola reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes Portola’s acceptance of which would, in the opinion of Portola or counsel for Portola, be unlawful. Portola also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. Portola’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such reasonable period of time as Portola shall determine. Although Portola intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither Portola, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. Partial Tenders; Withdrawals. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third column of the chart entitled “Description of Outstanding Notes.” All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the aggregate stated amount at maturity of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

     3. Signature on the Letter of Transmittal; Bond Power and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers that authorized such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Outstanding Notes.

     If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and unless waived by Portola, evidence satisfactory to Portola of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution”

within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”), unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes for stated amount at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. Transfer Taxes. Portola shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Outstanding Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

     6. Waiver of Conditions. Portola reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     7. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     8. Requests for Assistance or Additional Copies. Questions relating to Exchange Offer, the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by Portola, whose determination will be final and binding. Portola reserves the absolute right in its sole discretion to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Portola or Portola’s counsel, be unlawful. Portola also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Portola, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Portola’s interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by Portola. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     11. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—Taxpayer Identification Number (TIN)—Enter your TIN in the appropriate box. For individuals, this is your social security number. For entities, it is your employer identification number. If you do not have a TIN, see “How to Obtain a TIN” in the enclosed Guidelines.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number or Employer Identification Number

Payer’s Request For Taxpayer Identification Number (TIN) And Certification	Part 2—Certification–Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions–You must cross out Item 2 of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, Item 2 of Part 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement, and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Signature:		Name (Please Print):

Date:	, 2004

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

     The following guidelines are to assist you in completing the Substitute Form W-9 to be delivered to Portola with the Letter of Transmittal. For more detailed instructions, consult with your tax advisor or the IRS. Unless otherwise specified, all section references in these guidelines are references to the Internal Revenue Code of 1986, as amended.

How to Obtain a TIN.—If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for U.S. resident individuals), or Form SS-4, Application for Employer Identification Number (for U.S. businesses and other entities), at the local office of the Social Security Administration or the IRS and apply for a number.

     If you are awaiting a TIN at the time that you give the Substitute Form W-9 to the requester, you will generally have 60 days to obtain the TIN and furnish it to the requester. If the requester does not receive the TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the requester.

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship	The owner [3]

For this type of account:	Give name and EIN of:
6. Sole proprietorship	The owner [3]
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

     Please note that if no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Payees Exempt from Backup Withholding

     Payees specifically exempt from backup withholding on ALL payments include the following:

(1)	An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any agency or instrumentality thereof.

(3)	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

(4)	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

(5)	An international organization or any agency or instrumentality thereof.

     Other payees that may be exempt from backup withholding include the following:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(l).

     For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through (5) are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7).

     EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE ‘EXEMPT’ ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Payments Not Generally Subject To Backup Withholding

     Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

(1)	Payments to nonresident aliens subject to withholding under section 1441.

(2)	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

(3)	Payments of patronage dividends where the amount received is not paid in money.

(4)	Payments made by certain foreign organizations.

(5)	Section 404(k) payments made by an FSOP.

     Payments of interest not generally subject to backup withholding include the following:

(1)	Payments of interest on obligations issued by individuals. (Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.)

(2)	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

(3)	Payments described in section 6049(b)(5) to non-resident aliens.

(4)	Payments made by certain foreign organizations.

(5)	Mortgage or student loan interest paid to you.

     Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045 and 6050A.

     Penalties

     Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     Civil Penalty for False Information With Respect to Withholder. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give their taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 29% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply (see above).

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.